     EXHIBIT 20

     Pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1996 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among First Omni Bank, as Servicer & Seller and Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

     Monthly Period:                                                                                Jan-98
     Determination Date:                                                                         10-Feb-98
     Number of Days in Period:                                                                          33
     Distribution Date:                                                                          17-Feb-98
     Period                                                                                             21
          (Revolving =  0-48
          Controlled Accumulation = 49-60)

     A. ORIGINAL DEAL PARAMETERS

     (a) Class A Initial Investor Interest                                                 $442,500,000.00              88.50%
     (b) Class B Initial Investor Interest                                                  $25,000,000.00               5.00%
     (c) Collateral Initial Interest                                                        $32,500,000.00               6.50%
     (d) Total Initial Investor Interest                                                   $500,000,000.00

     (e) Minimum Transferor Interest                                                                  7.00%

     (f) LIBOR as of most recent reset date                                                        5.59375%

     (g) Current Class A Certificate Rate  6.65%                                                   6.65000%
     (h) Current Class B Certificate Rate ((f) + 0.28%)                                            5.87375%
     (i) Current Class C Certificate Rate ((f) + 0.425%)                                           6.01875%

     (j) Net Servicing Fee Rate                                                                       0.50%
     (k) Servicer Interchange %                                                                       1.00%
     (l) Total Servicing Fee % (j + k)                                                                1.50%


     I. RECEIVABLES IN THE TRUST

     (a) Beginning of the Period Principal Receivables                                     $579,296,971.12
     (b) Beginning of the Period Finance Charge Receivables                                 $14,871,388.79
     (c) Beginning of the Period Discounted Receivables                                              $0.00
     (d) Beginning of the Period Total Receivables (a + b + c)                                                $594,168,359.91

     (e) Removed Principal Receivables                                                               $0.00
     (f) Removed Finance Charge Receivables                                                          $0.00
     (g) Removed Total Receivables (e + f)                                                                              $0.00

     (h) Additional Principal Receivables                                                            $0.00
     (i)  Additional Finance Charge Receivables                                                      $0.00
     (j)  Additional Total Receivables (h + i)                                                                          $0.00

     (k)   End of Period Principal Receivables                                             $556,072,481.87
     (l)    End of Period Finance Charge Receivables                                        $14,693,484.30
     (m)  End of Period Discounted Receivables                                                       $0.00

     (n)   End of Period Total Receivables (k + l + m )                                                       $570,765,966.17

     (o) Total Number of Accounts at End of Period                                                 658,144
     (p) Total Number of Foreign Accounts at End of Period                                           2,206
          (as a % of Total Number of Accounts) (p/o)                                                  0.34%

     PAGE 6

     II. INVESTOR INTERESTS AND INVESTOR PERCENTAGES

     (a) Class A Initial Investor Interest                                                 $442,500,000.00              88.50%
     (b) Class B Initial Investor Interest                                                  $25,000,000.00               5.00%






     (c) Collateral Initial Interest                                                        $32,500,000.00               6.50%
     (d) Total Initial Investor Interest (a + b + c)                                                          $500,000,000.00

     (e) Beginning of Period Class A Investor Interest                                     $442,500,000.00              88.50%
     (f) Beginning of Period Class B Investor Interest                                      $25,000,000.00               5.00%
     (g) Beginning of Period Collateral Interest                                            $32,500,000.00               6.50%
     (h) Beginning of Period Total Investor Interest (e + f + g)                                              $500,000,000.00

     (i) End of Period Class A Investor Interest (e - (IX.b) - (X.f))                      $442,500,000.00              88.50%
     (j) End of Period Class B Investor Interest (f - (IX.e) - (X.k))                       $25,000,000.00               5.00%
     (k) End of Period Collateral Interest (g - (IX.h) - (X.n) - (X.o))                     $32,500,000.00               6.50%
     (l) End of Period Total Investor Interest (i + j + k)                                                    $500,000,000.00

     (m) Floating Investor Percentage (h / (I.a))                                                 86.31152%
     (n) Class A Floating Allocation (e / h)                                                         88.50%
     (o) Class B Floating Allocation (f / h)                                                          5.00%
     (p) Class C Floating Allocation (g / h)                                                          6.50%

     (q) Total Servicing Fee (l * (A.l) / 12)                                                  $625,000.00
     (r) Servicer Interchange (l * (A.k) / 12)                                                 $416,666.67
     (v) Aggregate Investor Default Amount (m * (IV.j))                                      $3,402,218.50

     III. TRANSFEROR INTEREST

     (a) Beginning Transferor Interest (I.a - II.h)                                         $79,296,971.12
     (b) Ending Transferor Interest (I.k - II.l)                                            $56,072,481.87
     (c) Minimum Transferor Interest (A.e * I.k)                                            $38,925,073.73
     (d) Minimum Aggregate Principal Receivables (II.h)                                    $500,000,000.00
     (e) Excess Funding Account Balance at end of Period                                             $0.00
     (f) Sum of Principal Receivables and Excess Funding Account (I.k + e)                 $556,072,481.87

     IV. PERFORMANCE SUMMARY

     COLLECTIONS:
     (a)  Collections of Principal Receivables                                              $66,208,923.70
     (b)  Collections of Finance Charge Receivables                                          $9,328,735.90

     (c) Total Collections (a + b)                                                          $75,537,659.60

     DELINQUENCIES AND LOSSES:
     (d) End of the month delinquencies:
               (e) 30 days delinquent                                                       $11,751,150.20
               (f) 60 days delinquent                                                        $7,250,173.69
               (g) 90 days delinquent                                                        $6,306,946.97
               (h) 120 + days delinquent                                                     $8,136,645.77

               (i) Total 30 + days delinquent (e + f + g + h)                               $33,444,916.63

     (j)   Aggregate Default Amount                                                          $3,941,789.75
     (k)  Recoveries of Principal Receivables (included in (b))                                $402,121.76
     (l)   Net Charge-offs (Aggregate Default Amount less principal recoveries)              $3,539,667.99

     PAGE 7

     V. ALLOCATION AND APPLICATION OF COLLECTIONS

     (a) Class A Available Funds ((II.n)*[(II.m)*(IV.b) - (II.r)])                           $6,757,069.47
     (b) Class A Monthly Interest ([(A.g)*(II.a)*(30 days)] / 360)                           $2,452,187.50
     (c) Class A Servicing Fee ([(II.n) * (A.j) * (II.l)] / 12)                                $184,375.00
     (d) Class A Investor Default Amount ((II.n) * (II.v))                                   $3,010,963.38
     (e) Class A contribution to Excess Spread (a - b - c - d)                               $1,109,543.59

     (f) Class B Available Funds ((II.o)*[(II.m)*(IV.b) - (II.r)])                             $381,755.34
     (g) Class B Monthly Interest ([(A.h)*(II.b)*(# days)] / 360)                              $134,606.77
     (h) Class B Servicing Fee ([(II.o)*(A.j)*(II.l)] / 12)                                     $10,416.67
     (i) Class B contribution to Excess Spread (f - g - h)                                     $236,731.90

     (j) Collateral Available Funds ((II.p)*[(II.m)*(IV.b) - (II.r)])                          $496,281.94
     (k) Collateral Servicing Fee (if NOT First Omni or Bank of NY)                                  $0.00
     (l) Collateral Interest contribution to Excess Spread (j - k)                             $496,281.94

     (m) Total Excess Spread (e + i + l)                                                     $1,842,557.43
     (n) Class A Required Amount                                                                     $0.00
     (o) Class B Required Amount                                                               $170,110.93
          (includes Class B Investor Default Amount (II.o*II.v))
     (p) Collateral Monthly Interest ([(A.i)*(II.c)*(# days)] / 360)                           $179,308.59
     (q) Coll. Int. Svcg Fee (if 1st Omni or Bk of NY) ([(II.p)*(A.j)*






     (II.l)] / 12)                                                                              $13,541.67
     (r) Collateral Interest Default Amount (II.p*II.v)                                        $221,144.20

     (s) Reserve Account Funding Date                                                            month 46
     (t) Reserve Fund Cap                                                                             1.00%
     (u) Required Reserve Account Amount                                                             $0.00

     (v) Excess Finance Charge Collections (m - n - o - p - q - r )                          $1,258,452.04


     PAGE 8

     VI.  YIELD and BASE RATE

     Base Rate
     (The sum of the Class A Rate, Class B Rate, and Class C Rate and
        Investor Servicing Fee (2%) divided by the Investor Interest)

     (a) Base Rate (current month)                                                                    8.57%
     (b) Base Rate (prior month)                                                                      8.61%
     (c) Base Rate (2 months ago)                                                                     8.58%

     (d) 3 Month Average Base Rate                                                                    8.59%

     Gross Portfolio Yield
     (Series 1996-1 Finance Charge Collections allocable to investors/total investor interest)

     (e) Gross Portfolio Yield (current month)                                                       19.32%
     (f) Gross Portfolio Yield (prior month)                                                         20.72%
     (g) Gross Portfolio Yield (2 months ago)                                                        17.96%

     (h) 3 Month Average Portfolio Yield                                                             19.33%

     Portfolio Yield
     (Series 1996-1 Finance Charge Collections allocable to investors less investor default amount/total investor interest)

     (e) Portfolio Yield (current month)                                                             11.16%
     (f) Portfolio Yield (prior month)                                                               12.41%
     (g) Portfolio Yield (2 months ago)                                                               9.06%

     (h) 3 Month Average Portfolio Yield                                                             10.88%

     Portfolio Net Yield
     (Portfolio Yield minus Base Rate)

     (e) Portfolio Adjusted Yield (current month)                                                     2.59%
     (f) Portfolio Adjusted Yield (prior month)                                                       3.79%
     (g) Portfolio Adjusted Yield (2 months ago)                                                      0.48%

     (h) 3 Month Average Portfolio Adjusted Yield                                                     2.29%

     Excess Finance Charge Yield
     (Excess Finance Charge Collections/total Investor Interest)

     (e) Excess Finance Charge Yield (current month)                                                  3.02%
     (f) Excess Finance Charge Yield (prior month)                                                    4.27%
     (g) Excess Finance Charge Yield (2 months ago)                                                   1.03%

     (h) 3 Month Average Portfolio Adjusted Yield                                                     2.77%

     VII.  PORTFOLIO PERFORMANCE RATES

     (a) Net Charge-Offs (% of Total Receivables Outstanding                                          7.15%
     (at beginning of month))
     (b) Monthly Payment Rate (% of Total Receivables Outstanding                                    12.71%
     (at beginning of month))
     (c) Gross Porfolio Yield to Investors (annualized)                                              19.32%
     (d) Portfolio Yield (3 month average (annualized))                                              10.88%
     (e) Base Rate (3 month average)                                                                  8.59%
     (f) Excess Finance Charge Collections %                                                          3.02%

     VIII.  ACCUMULATION AND PRINCIPAL FUNDING ACCOUNT

     (a) Cumulative Class A principal distributed to PFA                                             $0.00
     (as of prior distribution date)                                                                 $0.00
     (b) Class A Principal deposited in the PFA                                                      $0.00
     (c) Total Class A Principal deposited in the PFA (a + b)                                        $0.00

     (d) Cumulative Class B principal distributed to PFA                                             $0.00
     (as of prior distribution date)                                                                 $0.00
     (e) Class B Principal deposited in the PFA                                                      $0.00
     (f) Total Class B Principal deposited in the PFA (a + b)                                        $0.00

     (g) Ending PFA balance (c + f)                                                                  $0.00

     IX.  PRINCIPAL REPAYMENT

     (a) Class A Principal paid (as of prior distribution dates)                                     $0.00
     (b) Class A Principal payments                                                                  $0.00
     (c) Total Class A Principal paid (a + b)                                                        $0.00

     (d) Class B Principal  paid (as of prior distribution dates)                                    $0.00
     (e) Class B Principal payments                                                                  $0.00
     (f) Class B Principal  paid (d + e)                                                             $0.00

     (g) Collateral Principal paid (as of prior distribution dates)                                  $0.00
     (h) Collateral Principal payments                                                               $0.00
     (i) Total Collateral Principal paid (g + h)                                                     $0.00

     X.  INVESTOR CHARGE-OFFS
     CLASS A INVESTOR CHARGE-OFFS
     (a) Class A Investor Default Amount                                                     $3,010,963.38
     (b) Reimbursed from Class A Available Funds                                             $3,010,963.38
     (c) Reimbursed from Excess Spread                                                               $0.00
     (d) Reimbursed from Reallocated Principal Collections                                           $0.00
     (e) Total amount reimbursed in respect of Class A Investor Default Amount               $3,010,963.38
     (f) Class A Investor Charge-Off (a - e)                                                         $0.00

     CLASS B INVESTOR CHARGE-OFFS
     (g) Class B Investor Default Amount                                                       $170,110.93
     (h) Reimbursed from Excess Spread                                                         $170,110.93
     (i) Reimbursed from Reallocated Principal Collections                                           $0.00
     (j) Total amount reimbursed in respect of Class B Investor Default Amount                 $170,110.93
     (k) Class B Investor Charge-Off (g - j)                                                         $0.00

     CLASS C INVESTOR CHARGE-OFFS
     (l) Collateral Default Amount                                                             $221,144.20
     (m) Reimbursed from Excess Spread                                                         $221,144.20
     (n) Collateral Charge-Off (l - m)                                                               $0.00
     (o) Writedown from Reallocated Principal Collections                                            $0.00


     First Omni Bank, as Servicer

     By:  /s/  Hal Welsh
     Name:  Hal Welsh
     Title:   V.P. Controller